UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 21, 2023

LEGGETT & PLATT, INCORPORATED

(Exact name of registrant as specified in its charter)

Missouri	001-07845	44-0324630
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

No. 1 Leggett Road,
Carthage, MO	64836
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 417-358-8131

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $.01 par value	LEG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Retirement of Karl G. Glassman

On February 21, 2023, Karl G. Glassman, the Company’s Executive Chairman, notified the Company of his decision to retire as an executive officer of the Company, effective as of the Company’s 2023 annual meeting of shareholders which is expected to be held on May 4, 2023.

If re-elected to the Board at the annual shareholder meeting, Mr. Glassman is expected to serve as Chairman. He will be compensated at that time based on our standard director compensation package, which includes an annual cash retainer (paid quarterly) and an annual equity grant (either in restricted stock or restricted stock units). Attached and incorporated herein by reference as Exhibit 10.1 is the Company’s updated Summary Sheet of Director Compensation.

Approval of 2023 Base Salaries for Named Executive Officers

On February 22, 2023, the Human Resources and Compensation Committee (“HRC Committee”) approved the bi-weekly rate for the 2023 base salaries for our principal executive officer, principal financial officer, and other named executive officers.

Named Executive Officers	2022 Annual Base Salary Rate	2023 Annual Base Salary Rate

J. Mitchell Dolloff, President & CEO	$1,120,000	$1,120,000

Karl G. Glassman[1], Executive Chairman	$750,000	$750,000

Jeffrey L. Tate, EVP & CFO	$618,000	$627,000

J. Tyson Hagale[2], EVP, President – Bedding Products	$525,000	$560,000

Steven K. Henderson, EVP, President – Specialized Products and Furniture, Flooring & Textile Products	$552,000	$560,000

Scott S. Douglas, SVP – General Counsel & Secretary	$494,400	$502,000

[1]	Mr. Glassman will receive a base salary through his anticipated retirement date of May 4, 2023.

[2]	Mr. Hagale is included within this report because he is expected to be a named executive officer in the Company’s 2023 Proxy Statement.

Setting of 2023 Target Percentages under the Key Officers Incentive Plan for Named Executive Officers

The named executive officers will be eligible to receive an annual cash incentive under the 2020 Key Officers Incentive Plan (“KOIP”), which was filed February 19, 2020 as Exhibit 10.1 to the Company’s Form 8-K. Each executive’s cash award is to be calculated by multiplying his annual base salary at the end of the KOIP plan year by a percentage set by the HRC Committee (“Target Percentage”), then applying the award formula adopted by the HRC Committee for that year. The award formula for 2022 established two performance criteria: (i) Return on Capital Employed (60% Relative Weight), and (ii) Cash Flow, or the alternative of Free Cash Flow (“FCF”) for Mr. Hagale and Mr. Henderson (40% Relative Weight). The HRC Committee has not yet adopted the award formula for 2023 under the KOIP. However, the Target Percentages for 2022 and the Target Percentages for 2023 (adopted by the HRC Committee on February 22, 2023) for the principal executive officer, principal financial officer, and other named executive officers are shown in the following table.

Named Executive Officers	2022 KOIP Target Percentage	2023 KOIP Target Percentage

J. Mitchell Dolloff, President & CEO	125%	125%

Karl G. Glassman[1], Executive Chairman	100%	100%

Jeffrey L. Tate, EVP & CFO	80%	80%

J. Tyson Hagale, EVP, President – Bedding Products	80%	80%

Steven K. Henderson, EVP, President – Specialized Products and Furniture, Flooring & Textile Products	80%	80%

Scott S. Douglas, SVP – General Counsel & Secretary	70%	70%
[1] Mr. Glassman will be eligible to receive an incentive payment under the KOIP prorated through his anticipated retirement date of May 4, 2023.

Attached and incorporated herein by reference as Exhibit 10.2 is the Company’s updated Summary Sheet of Executive Cash Compensation.

Setting of Long-Term Incentive Award Multiples for Named Executive Officers

Each year equity-based long-term incentive (“LTI”) awards are granted to our named executive officers and other executives of the Company. Each named executive officer has an LTI award multiple (approved by the HRC Committee), which, except as noted below, is expected to be allocated between performance stock units (“PSUs”) and restricted stock units (“RSUs”). The number of PSUs and RSUs to be granted to each executive is expected to be determined by multiplying the executive’s 2023 annual base salary by the executive’s respective LTI award multiple and dividing this amount by the average closing price of the Company’s common stock for the 10 trading days following the 2022 fourth quarter earnings release. Below are the 2022 LTI award multiples, and the 2023 LTI award multiples set by the HRC Committee on February 22, 2023 for our named executive officers:

Named Executive Officers	2022 LTI Multiple	2023 LTI Multiple

J. Mitchell Dolloff, President & CEO	400%	460%

Karl G. Glassman[1], Executive Chairman	200%	84%

Jeffrey L. Tate, EVP & CFO	250%	250%

J. Tyson Hagale, EVP, President – Bedding Products	200%	200%

Steven K. Henderson[2], EVP, President – Specialized Products and Furniture, Flooring & Textile Products	200%	200%

Scott S. Douglas, SVP – General Counsel & Secretary	175%	175%

[1]

Mr. Glassman’s 2022 LTI award consisted of 100% RSUs. His 2023 LTI award multiple was prorated in anticipation of his May 4, 2023 retirement date. His 2023 LTI award is expected to consist of 100% RSUs.

[2]

In addition to the RSUs awarded pursuant to the LTI award multiples disclosed above, Mr. Henderson receives 4,000 RSUs annually in connection with his Agreement with the Company, dated November 4, 2019, which was filed February 24, 2021 as Exhibit 10.4 to the Company’s Form 8-K.

Entry into Severance Benefit Agreement

On February 22, 2023, the Company entered into a Severance Benefit Agreement with J. Tyson Hagale (the “Severance Agreement”). Upon a Change in Control of the Company, the Severance Agreement provides for severance payments and benefits during a “Protected Period” following the Change in Control. The Protected Period is 24 months.

In general, a Change in Control is deemed to occur when (i) a shareholder becomes the beneficial owner of 40% or more of our common stock, (ii) the current directors, as of the date of the agreement, or their successors no longer constitute a majority of the Board of Directors, (iii) after a merger or consolidation with another corporation, less than 65% of the voting securities of the surviving corporation are owned by our former shareholders, (iv) the Company liquidates, sells or otherwise transfers substantially all of its assets to an unrelated third party, or (v) the Company enters into an agreement, including a letter of intent, which contemplates a Change in Control (as described above), or the Company or a person makes a public announcement of an intention to take actions which, if consummated, would result in a Change in Control (as described above).

The payments and benefits under the Severance Agreement are subject to a “double trigger”; that is, they become due only after both (i) a Change in Control of the Company and (ii) the executive officer’s employment is terminated by the Company (except for “cause” or upon disability) or the executive officer terminates his employment for “good reason.”

In general, the executive officer would have “good reason” to terminate his employment if he were required to relocate or experienced a reduction in job responsibilities, title, compensation or benefits, or if the successor company did not assume the obligations of the Severance Agreement. The Company may cure the “good reason” for termination within 30 days of receiving notice from the executive.

Events considered grounds for termination by the Company for “cause” under the Severance Agreement generally include the executive’s (i) conviction of a felony or any crime involving property of the Company, (ii) willful breach of the Company’s Code of Business Conduct or Financial Code of Ethics that causes significant injury to the Company, (iii) willful act or omission involving fraud, misappropriation or dishonesty that causes significant injury to the Company or results in material enrichment to the executive at the Company’s expense, (iv) willful violation of specific written directions of the Board following notice of such violation, or (v) continued, repeated, or willful failure to substantially perform required duties after written notice from the Board.

The Severance Agreement has no fixed termination period but continues as long as the executive is employed by the Company or any successor. However, the Company or the executive has the right to unilaterally terminate the Severance Agreement upon one-year written notice to the other party, so long as the Protected Period is not in effect.

Upon termination of employment by the Company (except for “cause” or upon disability) or by the executive for “good reason” during the Protected Period, the Company will provide the following payments and benefits:

Severance Benefit	Timing and/or Amount of Payment
Base Salary	Through the date of termination
Cash Bonus under KOIP	Pro-rata incentive award for the year of termination based upon the results achieved under the KOIP for the year
Severance Payments	200% of Base Salary (Base Salary is currently $560,000) plus 200% of target bonus amount (currently 80% of Base Salary under the KOIP), each paid in bi-weekly installments over 24 months
Continued Benefits	Continued health insurance and fringe benefits for 24 months, as permitted by the Internal Revenue Code, or bi-weekly cash payments of equal value
Additional Retirement Benefit	Lump sum additional retirement benefit based on the actuarial equivalent of an additional 24 months of continuous service

All amounts received by the executive as health insurance or fringe benefits from a new, full-time job will reduce the benefits under the Severance Agreement. However, the executive is not required to mitigate the amount of any termination payment or benefit provided under the agreement. The Severance Agreement contains a non-competition covenant for two years after the termination date. If violated, the Company’s sole remedy is to cease payment of any further benefits.

The disclosure above is only a brief description of the Severance Agreement and is qualified in its entirety by such agreement with Mr. Hagale, which is attached as Exhibit 10.5, and incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 22, 2023, the Board of Directors of the Company, on recommendation of the Nominating, Governance and Sustainability Committee, approved an amendment to, and restatement of, the Company’s Bylaws, to be effective the same day. The Bylaw amendments added new requirements:

(i)

to disclose in any shareholder notice provided for the purpose of properly bringing business before an annual meeting of shareholders, any interest of the shareholder, any beneficial owner (on whose behalf the proposal is being made), and their affiliates or associates (or others acting in concert with them) in the outcome of any threatened or pending litigation or regulatory proceeding involving the Company;

(ii)

to require a shareholder who directly or indirectly solicits proxies from other shareholders to use a proxy card color other than white, which shall be reserved for exclusive use by the Company’s Board of Directors;

(iii)	to disclose in any shareholder notice provided for the purpose of nominating individuals for election to the Board,

(a)

all information that would be required to be included in Schedule 13D filed with the SEC by the shareholder, a beneficial owner (on whose behalf any nomination is being made), and their affiliates or associates (or others acting in concert with them); and

(b)	a representation that the shareholder or beneficial owner intends to deliver a proxy statement and form of proxy to shareholders of at least 67% of the Company’s common stock; and

(iv)

to require that any shareholder giving notice to nominate individuals for election to the Board must deliver to the Company, no later than 5 business days prior to the shareholder meeting, reasonable evidence that the shareholder has complied with Rule 14a-19 of the Securities Exchange Act of 1934, as amended.

The amendments also clarified that a shareholder may vote at a shareholder meeting by written proxy executed by the shareholder or by the shareholder’s duly authorized attorney-in-fact.

The preceding summary is qualified in its entirety by reference to the Bylaws, as amended through February 22, 2023. The Bylaws, as amended, and a copy of the Bylaws marked to show changes from the prior provisions, are included as Exhibit 3.2.1 and Exhibit 3.2.2, respectively, to this Form 8-K and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

EXHIBIT INDEX
Exhibit No.	Description
3.2.1*	Bylaws of the Company, as amended through February 22, 2023

3.2.2*	Bylaws of the Company, as amended through February 22, 2023, marked to show changes from the prior provisions as amended through November 9, 2021

10.1*,**	Summary Sheet of Director Compensation

10.2*,**	Summary Sheet of Executive Cash Compensation

10.3**	2020 Key Officers Incentive Plan, effective January 1, 2020, filed February 19, 2020 as Exhibit 10.1 to the Company’s Form 8-K, is incorporated herein by reference. (SEC File No. 001-07845)

10.4**	Agreement between the Company and Steven K. Henderson, dated November 4, 2019 (regarding annual award of restricted stock units) filed February 24, 2021 as Exhibit 10.4 to the Company’s Form 8-K, is incorporated herein by reference. (SEC File No. 001-07845)

10.5*,**	Severance Benefit Agreement between the Company and J. Tyson Hagale

101.INS	Inline XBRL Instance Document (the instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the inline XBRL document)

101.SCH*	Inline XBRL Taxonomy Extension Schema

101.LAB*	Inline XBRL Taxonomy Extension Label Linkbase

101.PRE*	Inline XBRL Taxonomy Extension Presentation Linkbase

104	Cover Page Interactive Data File (embedded within the inline XBRL document contained in Exhibit 101)

          * Denotes filed herewith.

        ** Denotes management contract or compensatory plan or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEGGETT & PLATT, INCORPORATED

Date: February 23, 2023	By:	/s/ SCOTT S. DOUGLAS
Scott S. Douglas
Senior Vice President –
General Counsel & Secretary